SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a party other than the Registrant            /   /
                                                                      ----
Check the appropriate box:
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/          /  Preliminary Proxy Statement
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/   /    Confidential, for Use of the Commission Only (as
----          permitted by Rule 14a-6(e) (2))
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/    X     /  Definitive Proxy Statement
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/   /    Definitive Additional Materials
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/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
----     Sec. 240.14a-12

                          PUTNAM INVESTMENT FUNDS
             (Name of Registrant as Specified In Its Charter)
             (Name of Person(s) Filing Proxy Statement, if other than
        Registrant)

Payment of Filing Fee (Check the appropriate box):

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/ x /    No fee required
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/   /    Fee computed on table below per Exchange Act Rules
----          14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

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/  /          Fee paid previously with preliminary materials.
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/  /          Check box if any part of the fee is offset as provided
----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

                       (4)  Date Filed:


IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM INVESTMENT FUNDS: PUTNAM RESEARCH FUND

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees'
recommendations on    page 3    .

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

Table of contents

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . . . . . .2

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . .    3


Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

   A Message from the Chairman





Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters:

1.  Electing Trustees to oversee your fund;

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year; and

3. Approving a new management contract between your fund and Putnam Investment Management, Inc.

   The new management contract contains a new "fulcrum fee" structure that will result in an increase or decrease in the management fee rate paid by the fund, depending on the fund's performance relative to the change in value in the Standard & Poor's 500 Composite Stock Price Index. Putnam Management and the Trustees believe that the new fee structure could provide an effective means to reward good relative fund performance while enabling shareholders to realize the benefit of lower expenses when fund performance has not reached desired levels.

Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't. When shareholders do not return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                             Sincerely yours,

                                /s/     George
Putnam
                             George Putnam, Chairman

PUTNAM INVESTMENT FUNDS: PUTNAM RESEARCH FUND
Notice of a Meeting of Shareholders


This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam         Research Fund:

A Meeting of Shareholders of your fund will be held on February
6, 1997 at 2:00 p.m., Boston time, on the eighth floor of One
Post Office Square, Boston, Massachusetts, to consider the following:

1.   Electing Trustees.  See page    4    .

2.   Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year.  See
     page    17    .

3.   Approving a new management contract between your fund and
     Putnam Investment Management, Inc.  See page    18    .

4. Transacting other business as may properly come before the meeting.

By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Robert E. Patterson
Hans H. Estin                       Donald S. Perkins
John A. Hill                        George Putnam, III
Ronald J. Jackson                   Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                  W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

December    24    , 1996

Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous pages. Much of the information in the proxy statement is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam
Investment Funds         for use at the Meeting of Shareholders
of the    Putnam Research Fund     to be held on February 6,
1997, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous pages).

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1.   For the election of all nominees;

2. For selecting Price Waterhouse LLP as the independent auditors of your fund;

3. For approval of the new management contract between your fund and Putnam Investment Management, Inc.;

Who is eligible to vote?

Shareholders of record at the close of business on December 6, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or
about December    30    , 1996.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

The Proposals

I.   ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees recommends that the
number of Trustees be fixed at    thirteen     and that you vote
for the election of the nominees    for Trustee     described
below    (unless otherwise indicated)    .  Each nominee is
currently a Trustee of your fund and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").


Jameson Adkins Baxter

Ms. Baxter, age    53    , is the President of Baxter Associates,
Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


Hans H. Estin

Mr. Estin, age 68, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


John A. Hill

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds.
He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


Ronald J. Jackson

Mr. Jackson, age 53, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys, Inc., a major toy and game manufacturer, from 1985 to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbots, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Director of Safety 1st, Inc. a company which markets a wide range of childcare and safety products. He also serves as a Trustee of Salem Hospital and the Peabody Essex Museum. He previously served as a Director of a number of public companies including Fisher-Price, Inc., Kenner Parker Toys, Inc., Stride-Rite, Inc., and Mattel, Inc., a major toy manufacturer. Mr. Jackson is a graduate of Michigan State University Business School.


Elizabeth T. Kennan

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


Lawrence J. Lasser*

Mr. Lasser, age 54, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


Robert E. Patterson

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.


Donald S. Perkins*

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Lucent Technologies Inc., Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates. He previously served as a Director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


William F. Pounds

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a Director of Fisher-Price, Inc. and General Mills, Inc. Dr. Pounds is a graduate of Carnegie-Mellon University.


George Putnam*

Mr. Putnam, age 70, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a Director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


George Putnam, III*

Mr. Putnam, age 45, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


   A.J.C. Smith*

   Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


Eli Shapiro+

Dr. Shapiro, age 80, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive Officer of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.



W. Nicholas Thorndike**

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

   + Dr. Shapiro will be retiring from the Board prior to the meeting and is not being nominated for re-election.

Except as indicated above, the principal occupations and business
experience of the    Trustees     for the last five years have
been with the employers indicated, although in some cases they have held different positions with those employers. Except for
Mr.         Jackson, all the    Trustees     were elected by the
shareholders in January, 1995.          Mr. Jackson    was
elected by the other Trustees in         May 1996       .  As
indicated above, Dr. Shapiro also previously served as a Trustee
of the Putnam funds from 1984 to 1989.  The    13     nominees
for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders
fix the number of Trustees at less than    13     for your fund.

What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate
investments in the Putnam funds total over    $48     million.
The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group.

                                    Share Ownership by Trustees

                         Year first                              Number of
                         elected as          Number of           shares of
                         Trustee of          shares of the       all Putnam
                         the Putnam          fund owned          funds owned
Trustees                 funds               as of 9/30/96   (1)      as of
9/30/96   (2)
-------------------------------------------------------------------------------

Jameson A. Baxter        1994                  280                    35,991
Hans H. Estin            1972                  200                    27,467
John A. Hill             1985                  476                   127,131
Ronald J. Jackson        1996                1,547                    66,402
Elizabeth T. Kennan      1992                  105                    29,939
Lawrence J. Lasser       1992                  100                   444,465
Robert E. Patterson      1984                  526                    59,066
Donald S. Perkins        1982                1,112                   164,173
William F. Pounds        1971                  105                   350,849
George Putnam            1957                  10,977(3)           1,652,602
George Putnam, III       1984                  500                   289,044
Eli Shapiro              1995   (4)                 --                88,717
A.J.C. Smith             1986                  100                    46,915
W. Nicholas Thorndike    1992                2,390                    80,855
------------------------------------------------------------------------
   (1) Each Trustee has sole investment power and sole voting power with respect to his or her shares of the fund.
   (2)         These holdings do not include shares of Putnam money market funds.
   (3)         Mr. Putnam owns 1.59% of the fund's outstanding shares.
(4)            Dr. Shapiro previously served as a Trustee of the Putnam funds
               from 1984 to 1989.     As stated above, Dr. Shapiro is not a
               nominee for re-election.

As of September 30, 1996, the Trustees and officers of the fund owned a total of 81,163 shares of the fund, comprising 11.75% of its outstanding shares on that date.
What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

          by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

          by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

          by discussing with senior management of Putnam
          Management steps being taken to address any performance deficiencies;

          by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

          by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;

          by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?

Your fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:COMPENSATION TABLE

                          Estimated          Pension or           Estimated          Total
                          Aggregate          retirement     annual benefits   compensation
                       compensation    benefits accrued            from all       from all
                           from the          as part of        Putnam funds         Putnam
 Trustees/Year              fund(1)    fund expenses(2)  upon retirement(3)       funds(4)


Jameson A. Baxter/1994          $124         $0                  $71,676       $150,854
Hans H. Estin/1972               123          0                   70,043        150,854
John A. Hill/1985 (5)            122          0                   70,043        149,854
Ronald J. Jackson/1996(6)        21           0                   70,043         n/a
Elizabeth T. Kennan/1992         123          0                   69,709        148,854
Lawrence J. Lasser/1992          121          0                   70,043        150,854
Robert E. Patterson/1984         133          0                   71,043        152,854
Donald S. Perkins/1982           122          0                   69,376        150,854
William F. Pounds/1971           125(7)       0                   70,543        149,854
George Putnam/1957               123          0                   70,043        150,854
George Putnam, III/1984          123          0                   70,043        150,854
Eli Shapiro/1995(8)              134          0                   70,043         95,372
A.J.C. Smith/1986                121          0                   68,252        149,854
W. Nicholas Thorndike/1992       132          0                   71,043        152,854

<F8>
(1) Includes an annual retainer and an attendance fee for each meeting attended.
(2) The Trustees approved a Retirement Plan for Trustees of the Putnam funds on October 1, 1996. Prior to that date, voluntary retirement benefits were paid to certain retired Trustees, and no such benefits were accrued as part of fund expenses.
(3) Assumes that each Trustee retires after at least five years of service. Estimated benefits for each Trustee are based on amounts paid to such Trustee for the three most recent calendar years (or, for Trustees who have not served as Trustees throughout such three-year period, the average amount paid to each Trustee for such years).
(4) As of December 31, 1995, there were 99 funds in the Putnam family.
(5) Includes compensation deferred pursuant to a Trustee Compensation Deferral
    Plan.  The    total     amount of deferred compensation payable by the
    Putnam funds to Mr. Hill as of December 31, 1995 was $51,141. Information on deferred compensation includes income earned on such amounts.
(6) Elected as a Trustee in May 1996.
(7) Includes additional compensation for service as Vice Chairman of the Putnam funds.
(8) Elected as a Trustee in April    1995.Under             a Retirement Plan
    for Trustees of the Putnam funds (the "Plan"), each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit is also available under the Plan which assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

For additional information about your fund, including further information about its Trustees and officers, please see "Further
Information About Your Fund," on page    23    .

Putnam Investments

Putnam Investment Management, Inc. and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of your fund and Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as the auditor of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

3.  APPROVAL OF A NEW MANAGEMENT CONTRACT

The Trustees of your fund recommend that shareholders approve a new management contract with Putnam Management, which provides for a change in the management fees payable by the fund to Putnam Management. The proposed contract, attached as Exhibit A, is identical in all respects to the existing contracts, except for the changes to the fee structure discussed below. Further information about both the current and proposed management contract, the termination and renewal procedures, the services provided by Putnam Management and its affiliates, and information concerning brokerage and related matters can be found under "Additional Information Relating to Management Contract Approval"
on page    25    .

What do management fees pay for?

Management fees pay Putnam Management for the services it provides in conducting the day-to-day operations of the fund. These include providing the personnel, equipment, and office facilities necessary for the management of the fund's investment portfolio, determining the fund's daily net asset value, maintaining the accounts and records of the fund, preparation of reports to shareholders, compliance with regulatory requirements, and general administration of the fund's affairs.


What is being proposed?

Following a review of the current management fee structure for the Putnam funds, Putnam Management and the Trustees agreed to
propose a new    performance-based     fee structure for the fund
       .  The proposed fee structure, known as a "fulcrum
fee" structure, would vary automatically based on the investment performance of the fund compared to changes in the value of an index. Putnam Management and the Trustees believe that the new fee structure could provide an effective means to reward good
relative fund performance while enabling    shareholders of
the fund to realize the benefit of lower    expenses     when
fund performance has not reached desired levels.

It is proposed that fund shareholders approve a new management contract for the fund containing the new fee structure. Under the new management contract, the management fee payable by the fund would initially be set at its current rate as set forth below (as a percentage of average net assets of the fund) (the "Base Fee"):

    First $500 million              0.65%
    Next $500 million               0.55%
    Next $500 million               0.50%
    Next $5 billion                 0.45%
    Next $5 billion                 0.425%
    Next $5 billion                 0.405%
    Next $5 billion                 0.39%
    Thereafter                      0.38%

The actual fee rate payable by the fund under the new contract depends on the investment performance of the fund compared to the
   change in value of     the Standard & Poor's 500 Composite
Stock Price Index (the "S&P 500"). The S&P 500, an unmanaged index of common stocks, was chosen as the benchmark for adjusting the management fee based on its suitability compared to other available indexes and the fund's investment strategy and policies.

   The     fee rate    payable by the fund     will be determined
at the beginning of each calendar quarter (beginning with the first full calendar quarter following shareholder approval). The fee rate will be calculated by increasing or decreasing the Base Fee rate by .01% of the fund's average net assets for each
   1%     that the fund's performance exceeds or falls short of
the    change     in value of the S&P 500, as the case may be   ,
by more than 3%.  In all other cases, no     adjustment in the
fund's management fee will occur    .

The fund's investment performance will be measured over the 36-month period immediately preceding the start of each calendar quarter, or for the life of the fund, if shorter. Accordingly, the fund's performance will be calculated over a different time
period each quarter.   Since the fund began operations in October
1995, the fund's investment performance will not cover a
   full     36-month period until October 1998.

For purposes of the fee rate calculation, the fund's investment performance for any relevant period shall equal the change, expressed as a percentage, in the fund's net asset value per share, including the value of any distributions of net realized capital gains or net investment income and capital gains taxes paid or payable on undistributed realized long-term capital gains, over such period. This performance will be compared to
the    change in value     of the S&P 500 for the same period   .
The change in value of the S&P 500 will be     represented by the
change, expressed as a percentage, in the level of the S&P 500 during such period and the value of cash distributions made by companies whose securities comprise the S&P 500 accumulated to the end of such period.

Each quarterly adjustment will be applied to the Base Fee
   (    not to the fee rate currently being paid by the
fund   )    .  For example, based on current assets, if, for a
particular measurement period, the fund's total return were 6% and the S&P 500 increased in value by 1%, the management fee paid by the fund for the immediately following quarter would be .67% of the fund's average net assets (reflecting an increase of .02%
for the 2% overperformance    of the fund     outside of the 3%
range.) Conversely, if, for the following measurement period, the fund's total return were 1% and the S&P 500 increased in value by 6%, the management fee paid by the fund for the following quarter would be .63% of the fund's average net assets
(reflecting a decrease of .02% for the 2% underperformance    of
the fund     outside of the 3% range.)  The maximum aggregate
adjustment to the Base Fee will be .07%, so that the maximum fee
   rate     payable by the fund for any quarter would be .72%,
and the minimum    fee rate     payable by the fund would be .58%
(based on current fund asset levels).

In determining the percentage variation of fund performance compared to the S&P 500, all amounts will be rounded to the nearest whole percent. This means that a variation of 3.4% will be rounded to 3%, resulting in no adjustment to the Base Fee since the variation was within the allowable range.

What is the effect of the new management fee structure?

For its fiscal year ended July 31, 1996, the fund paid no management fees to Putnam Management as a result of an expense limitation in effect for the fund through December 31, 1996. In the absence of this expense limitation, the fund would have paid management fees of $26,676. Under the proposed new structure,
the amounts paid to Putnam Management for the    last calendar
quarter of 1996 in the absence of the expense limitation
would have been the same, since the    difference between the
fund's investment performance    and the change in value of the
S&P 500 did not reach the level at which an adjustment to the Base Fee would be made for any of the measurement periods from inception of the fund through September 30, 1996.


                           COMPARATIVE FEE TABLE

The following table shows the expenses paid by the fund based on last fiscal year and pro forma expenses reflecting the range of expenses the fund might pay under the new fee structure, in each case based on fund asset levels as of July 31, 1996.

Annual fund operating expenses
(as a percentage of average net assets)


                            Current           Range of
                            expenses Pro forma Expenses
                            -------- ------------------
Management fees             0.65%             0.58% - 0.72%
12b-1 fees                  ---               -------
Other expenses              1.14%             1.14%
Total fund operating        1.79%             1.72% - 1.86%
  expenses

The expenses shown above do not reflect the expense limitation currently in effect for the fund. After giving effect to the expense limitation, management fees and total fund operating expenses would be 0.00% and 1.00% at current and pro forma expense levels. The pro forma expenses show the range of fund expenses under the new fee structure; the actual rate paid by the fund for each quarter may vary.

Example

Your investment of $1,000 would incur the following expenses, assuming 5% annual return and, except as indicated, redemption at the end of each period.

                       1         3           5          10
                       year      years       years      years

Current expenses       $75       $111        $149       $256
(without expense
 limitation)

Range of
Pro forma expenses     $74-$75   $109-$113   $145-$152  $249-$263


The examples do not represent past or future expense levels.
Actual expenses may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual return varies.

What percentage of shareholders' votes are required to pass the proposal?

Approval of the new management contract will require the "yes" vote of a "majority of the outstanding voting securities" of the fund, as provided in the Investment Company Act of 1940. For this purpose, this means the "yes" vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at the meeting, if more than 50% of the outstanding shares are present at the meeting in person or by proxy. If the shareholders do not approve the new contract, the existing management contract will continue in effect.

The Trustees believe that the proposed new management fee
   structure     is fair and reasonable and in the best interests
of the shareholders of the fund. Accordingly, the Trustees recommend that shareholders vote for approval of the proposed new contract.

Further Information About Voting and the Shareholder Meeting

Quorum and Methods of Tabulation. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the
proxy statement).   Shares represented by proxies that reflect
abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies.

Revocation of proxies. Proxies may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Your fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in 1997. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against such proposals. Your fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish, without charge, to you upon request a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Further Information About Your Fund

Limitation of Trustee liability. The Agreement and Declaration of Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.
Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Jackson, Patterson, Shapiro, and Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of your fund are as follows:

                                                     Year first
                                                     elected to
Name (age)                Office                     office
-----------------------------------------------------------------
Charles E. Porter (58)    Executive Vice President   1996
Patricia C. Flaherty (50) Senior Vice President      1996
John D. Hughes (61)       Senior Vice President
                            & Treasurer              1996
Gordon H. Silver (49)     Vice President             1996
Thomas R. Bogan (55)*     Vice President             1996
Patrick O'Donnell (51)*   Vice President             1996
William N. Shiebler** (54)                           Vice President 1996
John R. Verani (57)       Vice President             1996
Paul M. O'Neil (43)       Vice President             1996
Beverly Marcus (52)       Clerk                      1996
-----------------------------------------------------------------
*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam Mutual Funds, Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund.

Additional Information Relating to Management Contract Approval

Further information about Putnam Investment Management, Inc. and its proposed management contract. Putnam Management and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of your fund, and Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036.
Marsh & McLennan Companies, Inc.        and its operating
subsidiaries are professional services firms with insurance and reinsurance brokering, consulting and investment management businesses.

The directors of Putnam Management are George Putnam, Lawrence J. Lasser, and Gordon H. Silver. Mr. Lasser is the principal executive officer of Putnam Management. The principal occupations of Messrs. Putnam, Lasser, and Silver are as officers and directors of Putnam Management and certain of its corporate affiliates. The address of Putnam Management and the business address of the directors and officers of Putnam Management is One Post Office Square, Boston, Massachusetts 02109.

In addition to the services it provides to your fund, Putnam Management acts as investment adviser or subadviser of other publicly owned investment companies having differing investment objectives. For the names of such funds having investment objectives similar to those of your fund and the current rates of Putnam Management's annual fees as adviser or subadviser of such funds, see Exhibit B in this Proxy Statement.

Putnam Management is also affiliated with The Putnam Advisory Company, Inc., which together with its subsidiaries furnishes investment advice to domestic and foreign institutional clients and mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers. The advisory fees charged by such firms to their institutional clients are generally at lower rates than those charged to the Putnam funds. The services performed and responsibilities assumed by these firms for such clients are, however, not as extensive as those performed or assumed by Putnam Management for the Putnam funds.

Some officers and directors of Putnam Management, including some who are officers of your fund, serve as officers or directors of some of these affiliates. Putnam Management may also enter into other businesses.

The Management Contract. Putnam Management serves as investment manager of your fund pursuant to a Management Contract. The management fee payable under the Contract is described above in Proposal 3. The fees paid to Putnam Management in the most recent fiscal year are shown below.

Under the Contract, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for your fund and makes investment decisions on behalf of your fund. Subject to the control of the Trustees, Putnam Management manages, supervises, and conducts the other affairs and business of your fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of your fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of your fund's portfolio securities. Putnam Management may place fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain brokerage and research services of value to Putnam Management and its affiliates in advising your fund and other clients. In so doing, Putnam Management may cause your fund to pay greater brokerage commissions than it might otherwise pay.

Your fund also pays, or reimburses Putnam Management for, the compensation and related expenses of certain officers of your fund and their assistants. Currently, your fund reimburses Putnam Management for a portion of the compensation and related expenses of certain officers of your fund who provide certain administrative services to your fund and the other Putnam funds, each of which bears an allocated share of the costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees, and the amount paid in the most recent fiscal year is set forth below. Putnam Management pays all other salaries of officers of your fund. Your fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing agent, and shareholder reporting expenses.

The Contract provides that Putnam Management shall not be subject to any liability to your fund or to any shareholder of your fund for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The Contract may be terminated without penalty upon 30 days' written notice by Putnam Management, by the Trustees, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the fund (as defined in the Investment Company Act of 1940). It may be amended only by an affirmative vote of the holders of a majority of the outstanding voting securities of your fund and by a majority of the Trustees who are not "interested persons" of your fund or Putnam Management.

The Contract will terminate automatically if it is assigned, or unless its continuance is approved at least annually by either the Trustees or shareholders of the fund and in either case by a majority of the Trustees who are not "interested persons" of Putnam Management or your fund.

Payments to affiliates of Putnam Management. Putnam Mutual Funds is the principal underwriter of shares of your fund and of the other continuously offered Putnam funds. Putnam Fiduciary Trust Company is your fund's investor servicing agent and custodian. The amount of sales charges retained by Putnam Mutual Funds and the investor servicing fees and custodian fees paid to Putnam Fiduciary Trust Company in your fund's most recent fiscal year are set forth below.

Under its Distribution Plan, your fund may make payments to Putnam Mutual Funds at the annual rate of up to 0.35% of the average net assets of the fund attributable to shares. At present, the fund is not making payments pursuant to the Plan.

Payments under the plan compensate Putnam Mutual Funds for services provided and expenses incurred by it in promoting the sale of shares of your fund, reducing redemptions or maintaining or improving services provided to shareholders by Putnam Mutual
Funds or by dealers.   A substantial portion of payments made to
Putnam Mutual Funds under the plan is used to pay or reimburse Putnam Mutual Funds for payment of service fees paid to investment dealers for their ongoing services to shareholders.

For the Fiscal Year Ended July 31, 1996

Management Contract
--------------------------------------------------------------
            The management contract dated
            December 2, 1994, was approved by the
            Trustees on December 2, 1994 and
            was last approved by the Trustees on
            December 1, 1995.

            Management fee
            paid to Putnam Management                $0

            Reimbursement paid by your fund to
               Putnam     Management for compensation and
                related expenses including employee
                benefit plan contributions for your
                fund's Executive Vice President
                (Charles E. Porter), Senior Vice
                President (Patricia C. Flaherty),
                Clerk (Beverly Marcus), and their
                assistants                           $56

Payments to affiliates
--------------------------------------------------------------
   -
            Sales charges on sales of shares
            retained by Putnam Mutual Funds
            after payments to selling broker-dealers    NONE

            Payments under Distribution Plan
            to Putnam Mutual Funds                      NONE

            Investor servicing and custodian fees
            paid to Putnam Fiduciary Trust Company
            (before application of credits, if any)  $19,647

Assets and shares outstanding of your fund
as of October 31, 1996
   --------------------------------------------------------------
-
Net assets                                        $7,432,840

Shares outstanding
and authorized to vote                        691,298 shares

5% beneficial ownership of your fund as of October 31, 1996

Persons beneficially owning more than 5% of the fund's shares

        Putnam    Investments, Inc.                  534,920 shares or 77.20%
One Post Office Square
Boston, MA 02109

Thomas R. Bogan
   One     Devonshire Place
Boston, MA 02109                      53,138 shares or 7.60%

EXHIBIT A

This exhibit provides the proposed management contract.


                           PUTNAM RESEARCH FUND

                            MANAGEMENT CONTRACT

    Management Contract dated as of February    , 1997 between
PUTNAM INVESTMENT FUNDS (the "Trust"), a Massachusetts business trust, on behalf of its Putnam Research Fund series (the "Fund"), and PUTNAM INVESTMENT MANAGEMENT, INC., a Massachusetts corporation (the "Manager").

    WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  SERVICES TO BE RENDERED BY MANAGER TO FUND.

     (a) The Manager, at its expense, will furnish continuously an investment program for the Fund, will determine what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund's investments. Subject always to the control of the Trustees of the Trust and except for the functions carried out by the officers and personnel referred to in Section 1(d), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust and the stated investment objectives, policies and restrictions of the Fund, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

     (b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the net asset value of the Fund, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.




   A-1

     (c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund's account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

     (d) The Fund will pay or reimburse the Manager for the compensation in whole or in part of such officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the
Trust.
  The Fund will also pay or reimburse
the Manager for all or part of the cost of suitable office space, utilities, support services and equipment attributable to such officers and persons, as may be determined in each case by the Trustees of the Trust. The Trust will pay the fees, if any, of the Trustees of the Trust.

     (e) The Manager shall pay all expenses incurred in connection with the organization of the Fund and the initial public offering and sale of its shares of beneficial interest, provided that upon the issuance and sale of such shares to the public pursuant to the offering, and only in such event, the Fund


shall become liable for, and to the extent requested reimburse the Manager for, registration fees payable to the Securities
and       Exchange Commission and for an additional amount not
exceeding $125,000 as its agreed share of such expenses.

     (f) The Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.  OTHER AGREEMENTS, ETC.

     It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and business.

3.  COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

     The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a),
(b), (c) and (e) of Section 1, a base fee, computed and paid quarterly at the following annual rates:

    (a) 0.65% of the first $500 million of the average net asset value of the Fund;

    (b) 0.55% of the next $500 million of such average net asset value;

    (c) 0.50% of the next $500 million of such average net asset value;

    (d) 0.45% of the next $5 billion of such average net asset value;

    (e) 0.425% of the next $5 billion of such average net asset value;

    (f) 0.405% of the next $5 billion of such average net asset value;

    (g) 0.39% of the next $5 billion of such average net asset value; and

    (h)  0.38% of any excess thereafter.
                                   A-3
    The applicable base fee will be increased or decreased for each calendar quarter by 0.01% of average net asset value of
the       Fund for each full 1% increment in excess of 3% (with
fractional amounts rounded to the nearest whole number) by which the Fund's cumulative return (calculated in accordance with
   regulations     of the Securities and Exchange Commission)
over the 36-month period immediately preceding such calendar
quarter (or the life of the       Fund, if shorter) exceeds or is exceeded by,
respectively,the cumulative change in value (expressed as a percentage) of the Standard & Poor's 500 Composite Stock Price Index (with dividends reinvested) over the same period, provided that the maximum
increase or decrease to the base fee shall not exceed in the aggregate 0.07% of average net asset value of the Fund. For
purposes of calculating the rate payable by the Fund, the Fund's
cumulative return for any    relevant     period shall equal the
change, expressed as a percentage, in the Fund's net asset value per share, including the value of any distributions of net realized capital gains or net investment income and capital gains taxes paid or payable on undistributed realized long-term capital gains, over such period.

    Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such quarter at the close of business on each business day during such quarter while this Contract is in effect. Such fee shall be payable for each calendar quarter within 30 days after the close of such quarter and shall commence accruing as of the date of the initial issuance of shares of the Fund to the public.

     The fees payable by the Fund to the Manager pursuant to this
Section 3 shall be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such payments.

     In the event that expenses of the Fund or any series of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund or such series are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of excess by a reduction or refund thereof. In the event that the expenses of the Fund or any series of the Fund exceed any expense limitation which the Manager may, by written notice to the Fund, voluntarily declare to be effective subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall assume expenses of the Fund or such series to the extent required by the terms and conditions of such expense limitation.

     If the Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

4.  ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS
    CONTRACT.

        This Contract shall automatically terminate, without the
            payment of any penalty, in the event of its assignment; and this Contract shall not be amended as to any series of the Fund unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of such series, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

     This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter
(unless terminated automatically as set forth in Section 4) until terminated as follows:

     (a) Either party hereto may at any time terminate this Contract as to any series by not more than sixty days' nor less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

     (b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of such series, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later.

     Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

     Termination of this Contract pursuant to this Section 5 will be without the payment of any penalty.

6.  CERTAIN DEFINITIONS.

     For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of


shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

       For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder (the "1940 Act"), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act, and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7.  NON-LIABILITY OF MANAGER.

     In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.  LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS, AND
    SHAREHOLDERS.

     A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.












                                   A-6


     IN WITNESS WHEREOF, PUTNAM INVESTMENT FUNDS and PUTNAM INVESTMENT MANAGEMENT, INC. have each caused this instrument to be signed in duplicate in its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.


                        PUTNAM INVESTMENT FUNDS
                        on behalf of Putnam Research Fund series


                        By:  --------------------------------




                        PUTNAM INVESTMENT MANAGEMENT, INC.


                        By:  --------------------------------
































                                   A-7



EXHIBIT B

MANAGEMENT FEE RATE               NAME OF FUND
(based on average net assets)     (net assets as of November 1,
                            1996)

0.65% of the first $500 million   Putnam Capital Appreciation

of average net assets, 0.55% of      Fund
the next $500 million, 0.50%          ($434,493,184)
   of     the next $500 million,    0.45%
        of the next $5 billion,    0.425%
of the next $5 billion,     0.405%
    of the         next $5 billion, 0.39%
    of the next         $5 billion and
    0.38%, thereafter

0.65% of the first $500 million   Putnam Investors Fund
of average net assets, 0.55% of   ($1,411,902,988)
the next $500 million, 0.50%
of the next $500 million, 0.45%
of the next $5 billion,    0.425%
of the next $5 billion,     0.405%
    of the         next $5 billion, 0.39%
    of the next         $5 billion and
    0.38%, thereafter

0.65% of the first $500 million   Putnam Vista Fund
of average net assets, 0.55% of   ($2,340,151,593)
the next $500 million, 0.50%
of the next $500 million, 0.45%
of the next $5 billion,    0.425%
of the         next $5 billion,    0.405%
of the next         $5 billion   , 0.39%
of the next $5 billion     and
    0.38%, thereafter

















PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581







PUTNAMINVESTMENTS




Proxy for a meeting of shareholders on February 6, 1997, for Putnam Investment Funds: Putnam Research Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and Robert E. Patterson, and each of them separately, Proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Funds: Putnam Research Fund on February 6, 1997, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, it will be voted FOR electing Trustees as set forth in Proposal 1 and FOR Proposals 2
and 3   .      In their discretion, the Proxies will also be
authorized to vote upon such other matters that may properly come before the meeting.


Note: If you have questions on any of the proposals, please call
    1-800-225-1581.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY   ON THE REVERSE
SIDE.

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES
FOR TRUSTEES AND FOR THE OTHER PROPOSALS LISTED BELOW.



1.  Proposal to elect Trustees
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, R.J. Jackson, E.T. Kennan, L.J. Lasser, R.E.
    Patterson, D.S. Perkins, W.F. Pounds, G. Putnam, G. Putnam,
    III,         A.J.C. Smith and W.N. Thorndike.

/  /     FOR electing all the nominees
         (except as marked to the contrary below)

/  /          WITHHOLD authority to vote for all nominees

To withhold authority to vote for one or more of the nominees, write those nominees' names below:

-------------------------------------------------------------

PROPOSAL TO:

2.  Ratify the selection         FOR      AGAINST    ABSTAIN
    of Price Waterhouse
    LLP    as the independent             /  /     /  /
    /  /
            auditors of your fund.

3.  Approve the new    manage-
    ment     contract between
        your fund         and Putnam
        Investment         Management,
        Inc.                     /  /     /  /         /  /



   Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



-----------------------------------------------------------------
Shareholder sign here            Date


-----------------------------------------------------------------
Co-owner sign here               Date